UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2006

                             ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                            46-0476193
 (State or other jurisdiction        (Commission             (I.R.S. Employer
       of incorporation)             File Number)         Identification Number)

                        27710 Jefferson Avenue
                              Suite A100
                         Temecula, California                      92590
               (Address of principal executive offices)          (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02 - Results of Operations and Financial Condition.

     On April 21, 2006, we issued a press release disclosing information regarding our results of operations for the quarter ended March 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of our filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 - Financial Statements and Exhibits.

       (d)  Exhibits

            The following exhibits are filed with this Form 8-K:

            99.1    Press Release dated April 21, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TEMECULA VALLEY BANCORP INC.


Date: April 24, 2006                         By: /s/ STEPHEN H. WACKNITZ
                                                 -------------------------
                                                 Stephen H. Wacknitz
                                                 Chief Executive Officer
                                                 and President